 Financial  First Quarter 2022    Full Year 2021    Summary   Total Company  Continuing Operations(a)   Total Company  Continuing Operations(a)  Net Income ($ millions)  $210  $211  $801  $797  Earnings per Diluted Share  $4.20  $4.21  $16.02  $15.95  Business Highlights “On the heels of announcing our Company rebrand in March, we successfully launched the Bread Cashback™ American Express® Card. Bread Cashback offers industry-leading benefits and complements our existing suite of financial products, as we continue to ensure our customers have access to robust solutions to serve their payment, lending, and saving needs at all stages of their financial lives. In particular, this proprietary card provides an additional opportunity to drive acquisition and growth, with a strong value proposition appealing especially within the Millennial and Gen Z consumer base,” said Ralph Andretta, president and chief executive officer of Bread Financial.“During the quarter we announced the launch of a new co-brand credit card with Victoria’s Secret, as well as the long-term renewal of our relationship. As our largest and longest-tenured brand partner, we are thrilled to expand our relationship and offer our credit and loyalty products to Victoria’s Secret customers for years to come. “Building on our recent new business development success, we launched a pilot for a new Harley-Davidson private label credit card to provide promotional finance plans for general merchandise, parts and accessories, service and more through participating Harley-Davidson dealers. Additionally, we continue to add new online brand partners on our Bread Pay™ platform, including our recent launch with Wayfair,” Andretta noted.  1  Bread Financial | April 28, 2022  Bread Financial Reports First Quarter 2022 Results     CEO Commentary  “First quarter results demonstrated the significant progress of our strategic transformation and highlighted our focus on profitable growth. We continued to produce double-digit sales growth and accelerated year-over-year loan growth. Pre-tax pre-provision earnings increased 24% and 16% from first quarter 2021 and fourth quarter 2021 levels, respectively. We are delivering on our business transformation objectives and are focused on building long-term value for our stockholders.“We have positioned Bread Financial to experience lower than historical average loss levels as a result of our proactive risk management, including a more balanced product portfolio with higher co-brand and proprietary card balances. This resulted in an improved credit profile from pre-pandemic levels, providing confidence in sustained performance as questions around credit normalization increase. We planned for the normalization of consumer payment behavior, which is reflected in our guidance; to-date, results are within our range of expectations, although the pace of payment normalization is slower than originally forecasted. “We are closely monitoring geopolitical and macroeconomic conditions and the long term effects of persistent inflation on the economy and consumers. Additionally, we will continue to manage our risk strategies with real-time analytics, making adjustments as necessary in this dynamic environment.“Despite the macroeconomic headwinds, we are optimistic on our overall outlook for 2022 as consumer health remains stronger than pre-pandemic levels, and the diversification of our full product suite and brand partner verticals positions us to drive responsible, profitable growth, as well as an improving underlying risk profile.”  - Ralph Andretta, president and chief executive officer  COLUMBUS, Ohio, April 28, 2022 – Bread Financial Holdings, Inc. (NYSE: BFH), a tech-forward financial services company that provides simple, personalized payment, lending, and saving solutions, today announced results for the first quarter ended March 31, 2022.First quarter net income was $210 million, or $4.20 per diluted share  Reflective of the spinoff of Loyalty Ventures Inc.Rebranded to Bread Financial to reflect streamlined, tech-forward financial services business; expanded products and direct-to-consumer offeringsTotal revenue of $921 million, up $119 million, or 15%, versus 1Q21Credit metrics remained strong with a delinquency rate of 4.1% and a net loss rate of 4.8%      Exhibit 99.1

 “Bread Financial had a very positive start to the year with sales growth ahead of our expectations. Revenue increased 15% compared to the first quarter of 2021, driven primarily from balance sheet growth and improved net interest margin. We remain focused on increasing our investments, especially around digital talent and product innovation, which we expect would result in increased expenses each quarter throughout 2022. Net losses were slightly better than our outlook for the quarter as a result of slower than expected payment normalization and resilient consumer health. However, we maintained conservative economic scenario weightings in our credit reserve modeling given the increasing interest rate environment, inflation, and the war in Ukraine.“We remain focused on risk-reward tradeoff that positions us to maintain profitable growth in the periods ahead; we are committed to ensuring our investments deliver long-term stockholder value and we remain confident in our ability to responsibly execute on our growth strategy and achieve our financial targets.”  CFO Commentary  - Perry Beberman, executive vice president and chief financial officer    2022 Full Year CFO OutlookMacroeconomic Assumptions: “We remain vigilant in monitoring macroeconomic conditions and the impact on consumers and our brand partners. Our outlook assumes a moderation in the consumer payment rate throughout 2022. Payment rate variability is a key determinant for the high- and low-ends of our forecasted ranges. We expect rate increases by the Federal Reserve during the year to result in a nominal benefit to total net interest income, which is included in our outlook.Average Loan Growth: “Based on our new business expectations, visibility into our pipeline, and the current economic outlook, we now anticipate full year 2022 average credit card and other loan growth in the low-double-digit range relative to 2021, up from a high-single to low-double-digit range. Total Revenue Growth: “Total revenue growth for 2022 is anticipated to be aligned with average loan growth, with potential upside from improved net interest margin.Total Expense Growth: “As a result of ongoing investment in technology modernization, digital advancement, marketing, and product innovation, along with strong portfolio growth, we continue to anticipate total expenses will increase in 2022, while ensuring we deliver modest positive operating leverage for the full year. The pace and timing of our investments will be calibrated to align with our revenue growth outlook, including our planned incremental investment of more than $125 million in digital and product innovation, marketing, and technology enhancements during the year. Net Loss Rate: “We continue to expect a net loss rate in the low-to-mid 5% range for 2022 as credit metrics begin to normalize from historically low rates due to the expiration of federal stimulus and assistance programs. We remain confident in our long-term guidance of a through-the-cycle average net loss rate below our historical average of 6%.Effective Tax Rate: “We expect our full year effective tax rate to be in the range of 25% to 26% with quarter-over-quarter volatility due to the timing of various discrete items.”    2  Bread Financial | April 28, 2022

     +14%  +15%  +24%  -27%  -22%  +0.3%  -0.2%    Key Operating and Financial Metrics(a)      Credit Metrics  Continuing Operations(a)  Quarter Ended        Year Ended        March 31,        December 31,      ($ in millions, except per share amounts)  2022  2021  Change    2021  2020  Change  Total net interest and non-interest income (“Revenue”)  $921   $802   15%    $3,272   $3,298   (1)%   Net principal losses  $199   $198   1%    $720   $1,083   (34)%   Reserve build (release)  $(6)   $(165)  nm    ($176)  $183   nm  Provision for credit losses  $193   $33   nm    $544   $1,266   (57)%  Total non-interest expenses  $426   $402   6%    $1,684   $1,731   (3)%  Income from continuing operations before income taxes  $302   $367   (18)%    $1,044   $301   247%  Income from continuing operations  $211   $268   (21)%    $797   $208   283%  Income from continuing operations per diluted share  $4.21   $5.38   (22)%    $15.95   $4.35   267%  Weighted average shares outstanding – diluted  50.0  49.8      50.0  47.9    **********************************                Pre-tax pre-provision earnings (“PPNR”)*  $495   $400   24%    $1,588   $1,567   1%  (a) Reflective of the spinoff of Loyalty Ventures Inc. for all periods presented.nm – not meaningful* Pre-tax pre-provision earnings is a non-GAAP financial measure.  3  Bread Financial | April 28, 2022  Diluted EPS

 First Quarter 2022 Compared to First Quarter 2021 – Continuing OperationsCredit sales increased 14% to $6.9 billion as consumer spending continued to remain strong. Average and end-of-period credit card and other loans increased 5% and 8% to $16.7 and $16.8 billion, respectively, driven by strong credit sales and the recovering economy. Revenue increased 15%, or $119 million, resulting from higher average loan balances, improved loan yields, and improvement in our cost of funds.Total non-interest expenses increased 6%, or $24 million, as employee compensation and benefit costs increased 13%, or $20 million, primarily driven by increased salaries, continued digital and technology modernization-related hiring, and higher volume-related staffing levels.PPNR, a non-GAAP measure (as defined and reconciled below), improved by $95 million, or 24%, reflecting profitable loan growth and improved funding costs.Net income from continuing operations decreased $57 million, as the PPNR improvement described above was more than offset by a $165 million net reserve release in provision for credit losses in the prior year period.Delinquency rate of 4.1% increased from 3.8% in 1Q21 as a result of gradual consumer payment rate normalization.Net loss rate of 4.8% improved from 5.0% in 1Q21 and remains well-below our historical average net loss rate primarily due to improved economic conditions and proactive risk management.Repurchased 200,000 shares in the first quarter of 2022.  ContactsInvestor Relations: Brian Vereb (Brian.Vereb@breadfinancial.com), 614-528-4516 Media Relations: Shelley Whiddon (Shelley.Whiddon@breadfinancial.com), 214-494-3811 Rachel Stultz (Rachel.Stultz@breadfinancial.com), 614-729-4890  4  Bread Financial | April 28, 2022

 Forward-Looking StatementsThis release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, initiation or completion of strategic initiatives, including our ability to realize the intended benefits of the spinoff of the LoyaltyOne® segment, future dividend declarations, and future economic conditions, including, but not limited to, market conditions, inflation, developments in the geopolitical environment, including the war in Ukraine, and the ongoing effects of the global COVID-19 pandemic, which remain difficult to predict.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.Non-GAAP Financial MeasuresWe prepare our Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). However, certain information included within this release, including the supplemental schedules and related investor presentation, constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular, Pre-tax pre-provision earnings (PPNR) is calculated by increasing Income from continuing operations before income taxes by Provision for credit losses. We use PPNR internally as a metric to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses; we believe the use of this non-GAAP financial measure provides additional clarity in understanding our results of operations and trends. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, please see the financial tables and information that follows.Conference Call / Webcast InformationBread Financial will host a conference call on Thursday, April 28, 2022 at 8:30 a.m. (Eastern Time) to discuss the Company’s first quarter 2022 results. The conference call will be available via the Internet at www.breadfinancial.com. There will be several slides accompanying the webcast. Please go to the website at least 15 minutes prior to the call to register, download and install any necessary software. The recorded webcast will also be available on the Company’s website.A replay of the conference call will be available two hours after the end of the call until 11:59 p.m. ET on Thursday, May 12, 2022. To access the replay, please dial (866) 813-9403 or (929) 458-6194 and reference conference ID number “990394”.  5  Bread Financial | April 28, 2022

 About Bread Financial™   Bread FinancialTM (NYSE: BFH) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending, and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded Bread CashbackTM American Express® Credit Card and Bread SavingsTM products. Formerly Alliance Data, Bread Financial is an S&P MidCap 400 company headquartered in Columbus, Ohio, and committed to sustainable business practices powered by its 6,000+ global associates. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.  6  Bread Financial | April 28, 2022

        Three Months Ended March 31,                  Year EndedMarch 31,                         2022          2021          2022          2021          Interest income:                                                     Interest and fees on loans     $  1,066      $  941       $  3,861        $  3,931        Interest on cash and investment securities        2         1          7           21        Total interest income        1,068         942          3,868           3,952        Interest expense:                                                  Interest on deposits       34        47          167           238        Interest on borrowings        45         60          216           261        Total interest expense        79         107          383           499        Net interest income        989         835          3,485           3,453        Non-interest income:                                              Interchange revenue, net of retailer share arrangements       (96)      (68)        (369)        (332)     Other        28         35          156           177        Total non-interest income        (68)       (33)        (213)        (155)     Total net interest and non-interest income        921         802          3,272           3,298        Provision for credit losses        193         33          544           1,266        Total net interest and non-interest income, after provision for credit losses        728         769          2,728            2,032        Non-interest expenses:                                                  Employee compensation and benefits       179        159          671           609        Card and processing expenses       82        78          323           396        Information processing and communication       56        51          216           191        Marketing expense       31        42          160           143        Depreciation and amortization       21        25          92           106        Other        57         47          222           286        Total non-interest expenses        426         402          1,684           1,731        Income from continuing operations before income taxes        302         367          1,044           301        Provision for income taxes        91         99          247           93        Income from continuing operations        211         268          797           208        (Loss) income from discontinued operations, net of taxes         (1)       18          4           6        Net income     $  210      $  286       $  801        $  214                                                           Basic earnings per share:                                              Income from continuing operations     $  4.23      $  5.39       $  16.02        $  4.36        (Loss) income from discontinued operations        (0.01)       0.37          0.07           0.11        Net income per share     $  4.22      $  5.76       $  16.09        $  4.47                                                           Diluted earnings per share:                                              Income from continuing operations     $  4.21      $  5.38       $  15.95        $  4.35        (Loss) income from discontinued operations        (0.01)       0.36          0.07           0.11        Net income per diluted share     $  4.20      $  5.74       $  16.02        $  4.46                                                           Weighted average shares:                                              Basic        49.9         49.7          49.7           47.8        Diluted        50.0         49.8          50.0           47.9                                                           Pre-tax pre-provision earnings*:                                              Income from continuing operations before income taxes     $  302      $  367       $  1,044        $  301        Provision for credit losses        193         33          544           1,266        Pre-tax pre-provision earnings     $  495      $  400       $  1,588        $  1,567        BREAD FINANCIAL HOLDINGSUNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME(In millions, except per share amounts)  * Pre-tax pre-provision earnings (“PPNR”) is a non-GAAP financial measure.  7  Bread Financial | April 28, 2022

       March 31, 2022       December 31, 2021       Assets                       Cash and cash equivalents      $  2,930    $  3,046    Credit card and other loans:                  Total credit card and other loans        16,843      17,399    Allowance for credit losses         (1,826)     (1,832)  Credit card and other loans, net         15,017       15,567    Investment securities       233      239    Property and equipment, net       220      215    Goodwill and intangible assets, net        682      687    Other assets        1,856      1,992    Total assets      $  20,938    $  21,746                          Liabilities and Stockholders’ Equity                 Deposits      $  10,646    $  11,027    Debt issued by consolidated variable interest entities       4,816      5,453    Long-term and other debt        1,962      1,986    Other liabilities        1,246      1,194    Total liabilities         18,670       19,660    Stockholders’ equity         2,268       2,086    Total liabilities and stockholders’ equity      $  20,938    $  21,746                          Shares of common stock outstanding       49.8      49.8    BREAD FINANCIAL HOLDINGSUNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS(In millions)  8  Bread Financial | April 28, 2022

 Note: The unaudited Condensed Consolidated Statements of Cash Flows are presented reflecting the combined cash flows from continuing and discontinued operations.  BREAD FINANCIAL HOLDINGSUNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS(In millions)  9  Bread Financial | April 28, 2022               Three Months Ended March 31,                              2022            2021                                      Cash Flows from Operating Activities:                           Net income           $  210          $  286    Adjustments to reconcile net income to net cash provided by operating activities:                           Provision for credit losses              193             33    Depreciation and amortization            21          34    Deferred income taxes            (48)          (26)    Non-cash stock compensation            7          7    Amortization of deferred financing costs              6             8     Amortization of deferred origination costs              21             16     Change in other operating assets and liabilities:                             Change in other assets            (2)          60    Change in other liabilities            73          95    Other              16             4     Net cash provided by operating activities              497             517                                 Cash Flows from Investing Activities:                           Change in credit card and other loans              339             1,034     Change in redemption settlement assets              —             (13)     Capital expenditures              (20)             (12)     Purchase of investment securities              (18)             (22)     Maturities of investment securities              12             22     Other              (3)             —     Net cash provided by investing activities              310             1,009                                 Cash Flows from Financing Activities:                           Unsecured borrowings under debt agreements              175             —     Repayments/maturities of unsecured borrowings under debt agreements              (200)             (25)     Debt issued by consolidated variable interest entities              525             175     Repayments/maturities of debt issued by consolidated variable interest entities              (1,162)             (2,039)     Net (decrease) increase in deposits              (405)             162     Dividends paid              (10)             (11)     Repurchase of common stock              (12)             —     Other              (7)             (3)     Net cash used in financing activities              (1,096)             (1,741)                                 Effect of exchange rate changes on cash, cash equivalents and restricted cash              —             (1)     Change in cash, cash equivalents and restricted cash              (289)             (216)     Cash, cash equivalents and restricted cash at beginning of period              3,923             3,463     Cash, cash equivalents and restricted cash at end of period           $  3,634          $  3,247

 BREAD FINANCIAL HOLDINGSUNAUDITED SUMMARY FINANCIAL HIGHLIGHTS(In millions, except per share amounts and percentages)  10  Bread Financial | April 28, 2022         Three Months Ended March 31,                                       Year EndedMarch 31,                         2022             2021             Change             2021       2020       Change                                                                        Credit sales     $   6,887            $   6,043           14%             $  29,603     $  24,707     20%     Average credit card and other loans     $   16,650            $   15,785           5%             $  15,656     $  16,367     (4)%     End-of-period credit card and other loans     $  16,843            $  15,537           8%             $  17,399     $  16,784     4%     End-of-period direct-to-consumer deposits     $   3,561            $   2,152           66%             $  3,180     $  1,700     87%                                                                          Return on average assets(1)        4.0%              4.9%          (0.9)%                3.6%        0.9%     2.7%     Return on average equity(2)        38.5%              66.3%          (27.8)%                40.7%        16.7%     24.0%                                                                          Net interest margin(3)        19.4%              17.7%          1.7%                18.2%        16.8%     1.4%     Loan yield(4)        25.6%              23.8%          1.8%                24.7%        24.0%     0.7%                                                                          Efficiency ratio(5)        46.2%              50.1%          (3.9)%                51.5%        52.5%     (1.0)%                                                                          Tangible book value per common share(6)     $  31.87           $  21.32          49.5%             $  28.09     $  16.34     71.9%     Tangible common equity / tangible assets ratio (TCE/TA) (7)        7.8%              5.2%          2.6%                6.6%        3.7%     2.9%     Cash dividend per common share     $  0.21           $  0.21          —%             $  0.84     $  1.26     (33.3)%                                                                          Delinquency rate        4.1%              3.8%          0.3%                4.6%        6.6%     (2.0)%     Net loss rate        4.8%              5.0%          (0.2)%                3.9%        4.4%     (0.5)%     Reserve rate        10.8%              11.9%          (1.1)%                10.5%        12.0%     (1.5)%     Return on average assets represents annualized Income from continuing operations divided by average Total assets.Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity.Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans.Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income.Tangible book value per common share represents Total stockholders’ equity less Intangible assets, net, and Goodwill divided by shares outstanding.Tangible common equity represents Total stockholders’ equity less Intangible assets, net, and Goodwill. Tangible assets represents Total assets less Intangible assets, net, and Goodwill.